Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Fourth Quarter and Year Ended December 31, 2017

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 9,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H ea d Intended Pullet Placements 2016 2017 5 year avg.  Pullet placements were slightly up YOY to support decreased flock productivity and new plants for 2018/ 2019. 2017 Pullet Placements +1.1% Source: USDA 3 Intended Pullet Placements

Layer Growth Needed to Counter Decline in Egg Productivity Source: USDA 4  Hatching layers are up to counter less productive new breed and older flock, both of which generate fewer eggs per bird. 54,152 56,723 0 10,000 20,000 30,000 40,000 50,000 60,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H ea d Broiler Type Hatching Layers 2016 2017 5 year avg. 1,932 1,866 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Egg Production per 100 Layers 2016 2017 5 year avg.

5 Hatchery Utilization Remains Close to Peak Levels 84.00% 85.00% 86.00% 87.00% 88.00% 89.00% 90.00% 91.00% 92.00% 93.00% 94.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2016 2017 5 year avg.

+2.9% Increase in Egg Sets Required to Offset Lower Hatch Source: USDA 6 0.7800 0.7900 0.8000 0.8100 0.8200 0.8300 0.8400 % Chicken Hatchability by Week - USDA 5 Year Range 2016 2017 2018 5 year avg 170,000 180,000 190,000 200,000 210,000 220,000 230,000 240,000 T h o u s a n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 2016 2017 2018 5 year avg

2017 Chick Placements Modestly Higher Source: USDA 7 160,000 165,000 170,000 175,000 180,000 185,000 190,000 Head ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2016 2017 2018 5 Yr. Avg

After Recent Stability, Expect Slight Shift into Jumbo Bird in 2018 on New Capacity Source: USDA 8 23% 24% 27% 26% 26% 25% 25% 25% 43% 41% 35% 35% 32% 31% 30% 29% 19% 19% 19% 19% 21% 23% 24% 24% 15% 16% 18% 20% 21% 21% 21% 21% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2012 2013 2014 2015 2016 2017 2018* Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.76

Cold Storage Inventories Starting to Decline Source: USDA  Overall inventories rose in Dec mostly driven by large increase in “Other” products; Breast Meat and LQ ended the month down vs. Dec 2016. 9 500,000,000 550,000,000 600,000,000 650,000,000 700,000,000 750,000,000 800,000,000 850,000,000 900,000,000 950,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Total Chicken Inventories 2015 2016 2017 5 Year Average

2017 Cutout Ended Close to Seasonality, Prices in 2018 are In-line with Last Year Source: PPC 10 62.44 50.00 60.00 70.00 80.00 90.00 100.00 110.00 1/ 6 1/ 2 0 2/ 3 2/ 1 7 3/ 3 3/ 1 7 3/ 31 4/ 1 4 4/ 2 8 5/ 1 2 5/ 2 6 6/ 9 6/ 2 3 7/ 7 7/ 2 1 8/ 4 8/ 1 8 9/ 1 9/ 1 5 9/ 2 9 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 C ents/L b Cutout Value 5 Year Range 2016 2017 2018 5 Year Avg

107.12 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 C e n ts /L b USDA Boneless/Skinless Breast NE 5 Year Range 2016 2017 2018 5 Year Average 35.52 15.00 20.00 25.00 30.00 35.00 40.00 45.00 50.00 55.00 60.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 C e n ts /L b USDA Leg Quarters NE 5 Year Range 2016 2017 2018 5 Year Average 177.1 120.00 140.00 160.00 180.00 200.00 220.00 240.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 C e n ts /L b USDA Whole Wings NE 5 Year Range 2016 2017 2018 5 Year Average 156.07 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 255.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 C e n ts /L b USDA Tenders NE 5 Year Range 2016 2017 2018 5 Year Average Wings Trending Similar to Seasonal Norms in New Year; LQ and Tenders Pacing Above Previous 2 Years Source: USDA 11 USDA Boneless/Skinless Breast NE USDA Tenders NE USDA Leg Quarters USDA Whole Wings NE

12 Small Bird Stronger than Last Year and In–line with 5 year Average Source: EMI 90.49 60 70 80 90 100 110 120 1 /5 1 /1 9 2 /2 2 /1 6 3 /2 3 /1 6 3 /3 0 4 /1 3 4 /2 7 5 /1 1 5 /2 5 6 /8 6 /2 2 7 /6 7 /2 0 8 /3 8 /1 7 8 /3 1 9 /1 4 9 /2 8 1 0 /1 2 1 0 /2 6 1 1 /9 1 1 /2 3 1 2 /7 1 2 /2 1 C en ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 2016 2017 2018 5 Year Average

Corn Stocks to Remain at High Levels in ’17/18  After record stocks in 2016, 2017 stocks projected slightly lower but market remains well supplied.  USDA tightens global stocks-to-use for 2017. Source: USDA 13 72.2 89.9 94.1 92.8 78.5 73.4 67.9 93.7 109.4 104.2 129.1 123.5 50 60 70 80 90 100 110 120 130 140 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016e 2017p Global Corn Stocks Excluding China (Million Metric Tons) 12.4% 14.4% 14.9% 14.1% 11.7% 10.6% 10.2% 12.6% 14.0% 13.9% 15.6% 14.9% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 2006 2007 2008 2009 2010 2011 2 2013 2014 2015 2016e 2017p Global Corn Stocks/Use Excluding China

Global Soybean Inventories Increasing  Global inventories of soybeans remain at record high levels, with expected growth in 2017.  USDA forecasts continued growth in oilseed demand in 2018 . Source: USDA 14 52.8 62.7 52.9 44.0 59.5 69.9 53.4 57.4 61.8 77.5 77.9 96.1 98.1 0 20 40 60 80 100 120 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016e2017p Global Soybean Stocks (Million Metric Tons) 27.8% 23.0% 19.9% 25.0% 27.6% 20.8% 22.0% 22.4% 25.7% 24.8% 29.1% 28.6% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% 31.0% 33.0% 35.0% 2006 2007 20 8 2009 2010 2011 2012 2013 2014 2015 2016e 2017p Global Soybean Stocks/Use

Fourth Quarter 2017 Financial Review  US business units solid; GNP significantly improved with margins on- par with legacy, MX challenged due to weather events, UK/Europe stable.  SG&A higher due to addition of GNP and Moy Park, brand investments in US and MX, and increase in bonus accrual.  Adjusted Q4-17 EBITDA improvement vs Q4-16 shows strength and diversity of portfolio despite market conditions. Main Indicators ($M)** Q4-17 Q4-16 Net Revenue 2,742.4 2,370.9 Gross Profit 261.8 228.9 SG&A 106.8 81.9 Operating Income 155.0 147.0 Net Interest 36.7 16.9 Net Income 134.3 70.6 Earnings Per Share (EPS) 0.54 0.28 Adjusted EBITDA* 241.0 205.4 Adjusted EBITDA Margin* 8.8% 8.7% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. ** Consolidated results include full-quarter of Moy Park, in accordance to U.S. GAAP. In $M U.S. EU MX Net Revenue 1,886.1 522.5 333.8 GAAP Operating Income 122.4 25.2 7.4 Adjusted Operating Income* 135.5 26.0 13.5 15 Source: PPC

Fourth Quarter 2017 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. 16 Capex (US$M)

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. 19 Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) Net income $ 133,925 $ 85,432 $ 718,167 $ 480,117 Add: Interest expense, net 36,738 16,855 99,453 73,335 Income tax expense (benefit) (14,147) 40,940 263,899 243,919 Depreciation and amortization 73,167 57,580 277,792 231,708 Minus: Amortization of capitalized financing costs 2,839 2,465 5,968 5,324 EBITDA 226,844 198,342 1,353,343 1,023,755 Add: Foreign currency transaction losses (gains) (159) 5,824 (2,659) 4,055 Acquisition charges 4,567 — 19,606 — Restructuring charges 1,279 790 9,775 1,069 Puerto Rico hurricane impact 8,066 — 8,066 — Minus: Net income (loss) attributable to noncontrolling interest (412) (469) 102 (803) Adjusted EBITDA $ 241,009 $ 205,425 $ 1,388,029 $ 1,029,682

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Fourteen Weeks Ended December 31, 2017	Thirteen Weeks Ended December 25, 2016	Fifty-Three Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 25, 2016	Fourteen Weeks Ended December 31, 2017	Thirteen Weeks Ended December 25, 2016	Fifty-Three Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 25, 2016
	(In thousands)							
Net income	$ 133,925	$ 85,432	$ 718,167	$ 480,117	4.88 %	3.60 %	6.67 %	4.86 %
Add:								
Interest expense, net	36,738	16,855	99,453	73,335	1.34 %	0.71 %	0.92 %	0.74 %
Income tax expense (benefit)	(14,147)	40,940	263,899	243,919	(0.52)%	1.73 %	2.45 %	2.47 %
Depreciation and amortization	73,167	57,580	277,792	231,708	2.67 %	2.43 %	2.58 %	2.35 %
Minus:								
Amortization of capitalized financing costs	2,839	2,465	5,968	5,324	0.10 %	0.10 %	0.06 %	0.05 %
EBITDA	226,844	198,342	1,353,343	1,023,755	8.27 %	8.37 %	12.57 %	10.36 %
Add:								
Foreign currency transaction losses (gains)	(159)	5,824	(2,659)	4,055	(0.01)%	0.25 %	(0.02)%	0.04 %
Acquisition charges	4,567	—	19,606	—	0.17 %	— %	0.18 %	— %
Restructuring charges	1,279	790	9,775	1,069	0.05 %	0.03 %	0.09 %	0.01 %
Puerto Rico hurricane impact	8,066	—	8,066	—	0.29 %	— %	0.07 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	(412)	(469)	102	(803)	(0.02)%	(0.02)%	— %	(0.01)%
Adjusted EBITDA	$ 241,009	$ 205,425	$ 1,388,029	$ 1,029,682	8.79 %	8.66 %	12.89 %	10.42 %
Net Revenue:	$ 2,742,352	$ 2,370,883	$ 10,767,863	$ 9,878,564	$ 2,742,352	$ 2,370,883	$ 10,767,863	$ 9,878,564

Source: PPC

Pilgrim's
All about great taste.
20

Appendix: Adjusted Operating Income Reconciliation 21 Source: PPC. A reconciliation of GAAP operating income to adjusted operating income is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) GAAP operating income (US operations) $ 122,370 $ 92,279 $ 841,491 $ 572,559 Administrative restructuring charges 529 790 9,025 1,069 Acquisition charges 4,567 — 19,606 — Puerto Rico hurricane impact 8,066 — 8,066 — Adjusted operating income (US operations) $ 135,532 $ 93,069 $ 878,188 $ 573,628 Adjusted operating income margin (US operations) 7.19% 5.82% 11.80% 8.60 % GAAP operating income (Mexico operations) $ 7,390 $ 32,000 $ 153,631 $ 140,856 Foreign exchange 6,100 — (13,000) — Adjusted operating income (Mexico operations) $ 13,490 $ 32,000 $ 140,631 $ 140,856 Adjusted operating income margin (Mexico operations) 4.04% 10.35% 10.59% 11.18 % GAAP operating income (Europe operations) $ 25,231 $ 22,731 $ 77,105 $ 78,572 Administrative restructuring charges 750 — 750 — Adjusted operating income (Europe operations) $ 25,981 $ 22,731 $ 77,855 $ 78,572 Adjusted operating income margin (Europe operations) 4.97% 4.91% 3.90% 4.03%

Appendix: Segment and Geographic Data 22 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Fourteen Weeks Ended Thirteen Weeks Ended Fifty-Three Weeks Ended Fifty-Two Weeks Ended December 31, 2017 December 25, 2016 December 31, 2017 December 25, 2016 (In thousands) Sources of net sales by country of origin: US: $ 1,886,133 $ 1,599,052 $ 7,443,222 $ 6,671,403 Europe: 522,465 462,733 1,996,319 1,947,441 Mexico 333,754 309,098 1,328,322 1,259,720 Total net sales: $ 2,742,352 $ 2,370,883 $ 10,767,863 $ 9,878,564 Sources of cost of sales by country of origin: US: $ 1,691,586 $ 1,458,670 $ 6,348,411 $ 5,929,318 Europe: 472,016 414,576 1,808,139 1,757,818 Mexico 316,972 268,791 1,139,794 1,087,540 Elimination: (26) (24) (95) (95) Total cost of sales: $ 2,480,548 $ 2,142,013 $ 9,296,249 $ 8,774,581 Sources of gross profit by country of origin: US: $ 194,549 $ 140,382 $ 1,094,811 $ 742,085 Europe: 50,446 48,157 188,180 189,623 Mexico 16,783 40,306 188,528 172,180 Elimination: 26 25 95 95 Total gross profit: $ 261,804 $ 228,870 $ 1,471,614 $ 1,103,983 Sources of operating income by country of origin: US: $ 122,370 $ 92,279 $ 841,491 $ 572,559 Europe: 25,231 22,731 77,105 78,572 Mexico 7,390 32,000 153,631 140,856 Elimination: 26 24 95 95 Total operating income: $ 155,017 $ 147,034 $ 1,072,322 $ 792,082